UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2015

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2015, the Board of Directors of AmeriGas Propane, Inc., the general partner (the "General Partner") of AmeriGas Partners, L.P. (the "Partnership") approved an amendment ("Amendment No. 2") to the Partnership’s Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the "Partnership Agreement"). Amendment No. 2, effective July 27, 2015, amends Section 18.10 of the Partnership Agreement to include an exclusive forum provision for the adjudication of certain disputes. Amendment No. 2 provides that the Court of Chancery of the State of Delaware (or, if such court does not have subject matter jurisdiction thereof, any other court located in the State of Delaware with subject matter jurisdiction) shall be the sole and exclusive forum for any claims, suits, actions or proceedings: (i) arising out of or relating in any way to the Partnership Agreement (including any claims, suits, actions or proceedings to interpret, apply or enforce the provisions of the Partnership Agreement or the duties, obligations or liabilities among partners or of partners to the Partnership, or the rights or powers of, or restrictions on, the partners, or the Partnership); (ii) brought in a derivative manner on behalf of the Partnership; (iii) asserting a claim of a breach of a fiduciary duty owed by any director, officer or other employee of the Partnership or the General Partner, or owed by the General Partner, to the Partnership or the partners; (iv) asserting a claim arising pursuant to any provision of the Delaware Revised Uniform Limited Partnership Act, as amended; or (v) asserting a claim governed by the internal affairs doctrine.

The description of Amendment No. 2 in this Item 5.03 is not complete and is qualified in its entirety by reference to the copy of Amendment No. 2 filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amendment No. 2 to Fourth Amended and Restated Agreement of Limited Partnership of AmeriGas Partners, L.P. dated as of July 27, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

July 31, 2015	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President, General Counsel and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

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Exhibit Index

Exhibit No.	Description

3.1	Amendment No. 2 to Fourth Amended and Restated Agreement of Limited Partnership of AmeriGas Partners, L.P. dated as of July 27, 2015.